Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. section. 1350, as adopted pursuant to
                  section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "Report") by Liberty Housing Partners Limited Partnership (the "Company"), the undersigned, as the Chief Executive Officer of the general partner of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

o        the Report fully  complies  with the  requirements  of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/ Michael Stoller
                                          Name:    Michael Stoller
                                          Title:   Chief Executive Officer